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                                                                    EXHIBIT 10.2








                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                 NAYLOR CONCRETE AND CONSTRUCTION COMPANY, INC.



                                       AND




                            THE ALLIANCE GROUP, INC.








                                 JANUARY 5, 1999



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                                 LOAN AGREEMENT



         THIS AGREEMENT is entered into effective January 5, 1999, by and among Naylor Concrete and Construction Company, Inc. ("Lender") and The Alliance Group, Inc. ("Borrower").


         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Loan.

                  1.1 Credit. Subject to the terms and conditions of this Agreement, Lender hereby agrees to lend from time-to-time in one or more advances to Borrower, and Borrower will borrow from time-to-time in one or more advances from Lender, funds necessary for working capital and for the payment of expenses incurred to consummate certain acquisitions by Borrower and Borrower's initial public offering (the "Loan") on the terms described herein.

                  1.2 Payment Terms. Interest will accrue on the outstanding principal balance of the Loan at the rate of 10% per annum. All outstanding principal and interest on the Loan will be paid at the earlier to occur of (i) thirty (30) business days following the closing of Borrower's initial public offering, or (ii) December 31, 1999. The payment of principal and interest shall be applied first to the payment of interest at the foregoing rate on the unpaid principal and the balance, if any, shall be applied to the principal sum.

                  1.3 Default Interest. Any sum not paid on or before its due date will bear interest at the rate of twelve percent (12%) per annum, and such interest which has accrued will be paid at the time of and as a condition precedent to the curing of any default hereunder. During the existence of any such default, Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing said indebtedness as said holder may determine.

                  1.4 Other Terms.

                           (a) Borrower agrees that if, and as often as, Lender
hires an attorney to collect balances due under the Loan or to defend or enforce any of the Lender's rights hereunder, Borrower will pay to Lender its reasonable attorney's fees and all court costs and other expenses incurred in connection therewith, whether or not an action shall be instituted to enforce this Agreement.

                           (b) This Loan is given for business purposes and not
for personal, residential or agricultural purposes.


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                           (c) For purposes of computing interest on the Loan,
payments of all or any portion of the principal sum owing under the Loan will not be deemed to have been made until such principal payments are received by Lender in collected funds.

                           (d) Borrower shall have the right, at any time and
from time to time, to prepay in full or in part the unpaid principal of the Loan, without premium or penalty, but with interest to the date of prepayment on the amount prepaid.

                           (e) The makers, endorsers, sureties, guarantors and
all persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof and the release of any party liable for payment of this obligation. Any such extension of time or release may be made at any time and from time to time without notice of any such party and without discharging said party's liability hereunder.

         2. Events of Default and Their Effect.

                  2.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                           (a) Non-Payment. Default in the payment when due of
any principal of, or interest on, the Loan.

                           (b) Bankruptcy, Insolvency, Etc. Borrower becomes
insolvent or generally fails to pay, or admits in writing his inability to pay, debts as they become due; or Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver, or other custodian for Borrower or any property of Borrower, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Borrower or for a substantial part of the property of Borrower and is not discharged within 30 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is commenced in respect of Borrower, and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower, or remains for 30 days undismissed; or Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

                           (c) Breach of Agreement. Failure by Borrower to
comply with or to perform any of its obligations under this Agreement.

                  2.2 Effect of Event of Default. If any Event of Default described in Section 2.1 occurs, Lender may declare the Loan to be immediately due and payable in full, and in such event, the outstanding principal and interest due under the Loan shall become immediately due and payable, without notice of any kind. In addition to any rights now or hereafter available hereunder or under

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law, Lender may set off and apply any deposits, rebates, or other amounts held by Lender for Borrower. The effect of an Event of Default may be waived by Lender, but only by a written document signed by Lender.

         3. General.

                  3.1 Waiver; Amendments. No delay on the part of Lender in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or remedy preclude other or further exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement shall be effective unless it is in writing and signed by Lender and Borrower. No waiver, or consent of Lender with respect to any waiver, of any provision hereof shall in any event be effective unless it is in writing and signed and delivered by Lender, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  3.2 Captions. Paragraph captions used in this Agreement are for convenient reference only, and shall not affect the interpretation of this Agreement.

                  3.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Oklahoma. All obligations of Borrower and rights of Lender expressed herein shall be in addition to, and not in limitation of, those provided by applicable law.

                  3.4 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, Lender and Borrower and their respective legal representatives, successors, and assigns. Borrower may not assign its rights under this Agreement.

                  3.5 No Third Party Beneficiaries. Nothing in this Agreement is intended to confer any rights upon any person, other than Lender and Borrower.

                  3.6 Severability. If any provision in or obligation of any of this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  3.7 Counterparts. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. This Agreement shall become effective upon the execution and delivery of a counterpart by each of the parties.


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                  3.8 Time of the Essence. Time shall be of the essence with respect to the performance by the parties of their obligations under this Agreement.

                  3.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties relative to the subject matter hereof and supersedes all previous oral or written understandings and agreements concerning the Loan.

                  3.10 Delay in Performance. Borrower shall not be deemed to be in default in the time of performance of its obligation under this Agreement where Borrower's delay is solely the result of the wrongful act or omission of Lender. The foregoing shall not apply to any obligation of Borrower for the payment of money.

                  3.11 Arbitration. All disputes between Lender and Borrower shall be resolved by arbitration as provided in this section. This agreement to arbitrate shall survive the rescission or termination of this Agreement. All arbitration shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association except as herein may be provided. The decision of the arbitrators shall be final and binding on all parties. All arbitration shall be conducted in Oklahoma City, Oklahoma, and shall be undertaken pursuant to the Federal Arbitration Act, where applicable, and the decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         In any dispute where a party seeks $50,000 or more in damages, three arbitrators shall be employed. All costs attendant to the arbitration, excluding attorney's and expert's fees, shall be borne equally by the parties. Each party shall bear its own attorney's and expert's fees. The arbitrators shall not award punitive, consequential, or indirect damages. Each party hereby waives the right to such damages and agrees to receive only those actual damages directly resulting from the claim asserted. In resolving all disputes between the parties, the arbitrators shall apply the law of the State of Oklahoma, except as may be modified by this Agreement. The arbitrators are by this Agreement directed to conduct the arbitration hearing no later than three months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened.

         Except as needed for presentation in lieu of a live appearance, depositions shall not be taken. Parties shall be entitled to conduct document discovery by requesting production of documents. Responses or objections shall be served twenty days after receipt of a request. The arbitrators shall resolve any discovery disputes by such prehearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding shall have the power of subpoena process as provided by law.

         The parties are in a debtor/creditor relationship. The parties recognize that this kind of relationships could give rise to the need by one or more of the parties for emergency judicial relief. The parties agree that either shall be entitled to pursue emergency or preliminary injunctive relief in any court of competent jurisdiction, and each party agrees that it shall consent to the stay of such

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judicial proceedings on the merits of both this Agreement and any related transactions pending arbitration of all underlying claims between the parties immediately following the issuance of any such emergency or injunctive relief.

                DATED as of the day and year first written above.

LENDER:                                  NAYLOR CONCRETE AND CONSTRUCTION
                                         COMPANY, INC.



                                         By:
                                            -----------------------------------
                                            Ricky Naylor, President



BORROWER:                                THE ALLIANCE GROUP, INC.




                                         By:
                                            -----------------------------------







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Loan Agreement                                                          Page 5